UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 22, 2007

Date of Report

iBroadband, Inc. (Name of small business issuer in its charter)	Nevada (State or other jurisdiction of incorporation or organization)
88-0464894 (I.R.S. Employer Identification No.)	14286 Gillis Rd. Farmers Branch, TX (Address of principal executive offices)
Issuer's telephone number: (972) 458-0909	75244 (Zip Code)
None (Former name of former address, if changed since last report)	000-51918 (Commission File Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents

Item 2.01 Completion of Acquisition or Disposition of Assets	3
Item 9.01 Financial Statements and Exhibits	3
Report of Independent Auditor	5
Cedar Valley Communications, Inc. Balance Sheets, Pre and Post Liquidation, as of December 31, 2005	6
Cedar Valley Communications, Inc. Statements of Operations for the Twelve Months Ended December 31, 2005	7
Cedar Valley Communications, Inc. Balance Sheets, Pre and Post Liquidation, as of September 30, 2006	8
Cedar Valley Communications, Inc. Statements of Operations for the Nine Months Ended September 30, 2006	9
iBroadband, Inc. and Cedar Valley Communications, Inc. Pro Forma Condensed Combined Balance Sheets as of September 30, 2006	10
iBroadband, Inc. and Cedar Valley Communications, Inc. Pro Forma Condensed Combined Statements of Operations for the Twelve Months Ended September 30, 2006	11
Notes to Pro Forma Condensed Combined Financial Statements	12
Signatures	13

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Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K filed by iBroadband, Inc. (the “Company”) on November 10, 2006 to provide the financial information required by Item 9.01 of Form 8-K.  As discussed in the Form 8-K filed on November 10, 2006, the Company acquired certain assets from Cedar Valley Communications, Inc. (“CVC”), a competitive local exchange carrier based in Athens, Texas.  All of the information in the Form 8-K filed by the Company on November 10, 2006 pertaining to the CVC acquisition is incorporated herein by reference

Pursuant to Item 9.01 of Form 8-K, the Company hereby files (i) certain CVC audited financial information for the year ended December 31, 2005 and for the 9 months ended September 30, 2006, and (ii) the Company’s pro forma financial information.  CVC’s audited financial information contains the audited balance sheets and statements of operations for the two periods reported.  Relying upon Rule 12b-21, the Company has omitted the statements of cash flows and changes in stockholders’ equity for the reason that the historical information that is necessary to complete such statements is unknown and not reasonably available to the Company, because such information rests peculiarly within the knowledge of other persons not affiliated with the Company.

The Company acquired the CVC assets out of bankruptcy, and in the process of preparing the balance sheets and statements of operations, management relied upon the monthly operating reports that were submitted by the trustee in bankruptcy to the court.  The information contained in those reports was verified for accuracy by the CVC president, who had been appointed by the trustee to manage the CVC business during bankruptcy for the period from 2005 through the completion of the acquisition in November, 2006.  In conducting his audit and rendering his opinion, in turn, the Company’s independent auditor was able to test and verify the information contained in the trustees’ monthly operating reports by examining the supporting documentation that the appointed CVC president provided to him.

The pre-2005 historical information required for the preparation of the statements of cash flows and changes in stockholders’ equity, on the other hand, is unknown and not readily available to the Company.  There is no prior audit to rely upon, and prior to bankruptcy, CVC had been sold by the founding stockholders to an unaffiliated group of out-of-state individuals.  During their ownership and management of CVC, these individuals led CVC into bankruptcy and defaulted on the notes issued to the founding stockholders to fund their purchase of CVC. Subsequently, these individuals have become unavailable.  They left no record of the common stock component of stockholders’ equity from which changes in stockholders’ equity can be prepared.  Likewise, the historical financial information required to accurately calculate statements of cash flows is missing and not available to the Company.

Item 9.01 Financial Statements and Exhibits

a)

Financial Statements of Business Acquired

Page Number	Description
5	Report of Independent Auditor
6	Cedar Valley Communications, Inc. Balance Sheets, Pre and Post Liquidation, as of December 31, 2005
7	Cedar Valley Communications, Inc. Statements of Operations for the Twelve Months Ended December 31, 2005
8	Cedar Valley Communications, Inc. Balance Sheets, Pre and Post Liquidation, as of September 30, 2006
9	Cedar Valley Communications, Inc. Statements of Operations for the Nine Months Ended September 30, 2006

b)

Pro Forma Information

Page Number	Description
10	iBroadband, Inc. and Cedar Valley Communications, Inc. Pro Forma Condensed Combined Balance Sheets as of September 30, 2006
11	iBroadband, Inc. and Cedar Valley Communications, Inc. Pro Forma Condensed Combined Statements of Operations for the Twelve Months Ended September 30, 2006
12	Notes to Pro Forma Condensed Combined Financial Statements

(c) Exhibits:  *The following exhibits were filed November 10, 2006 on Form 8-K.

Exhibit No.	Description
*10.1	Securities Purchase Agreement dated November 7, 2006 by and between Laurus Master Fund, Ltd. and iBroadband, Inc.
*10.2	Secured Term Note dated November 7, 2006 issued by iBroadband, Inc. to Laurus Master Fund, Ltd.
*10.3	Secured Non-Convertible Term Note dated November 7, 2006 issued by iBroadband, Inc. to Laurus Master Fund, Ltd.
*10.4	Common Stock Purchase Warrant dated November 7, 2006 issued by iBroadband, Inc. to Laurus Master Fund, Ltd.
*10.5	Restricted Account Side Letter dated November 7, 2006 agreed to by and between iBroadband, Inc. and Laurus Master Fund, Ltd.
*10.6	Registration Rights Agreement dated November 7, 2006 by and between iBroadband, Inc. and Laurus Master Fund, Inc.

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LAWRENCE SCHARFMAN & CO., CPA PC

Certified Public Accounts

18 E SUNRISE HIGHWAY, #203

FREEPORT, NY11520

TELEPHONE: (516) 771~5900

FACSIMILE: (516 771~2598

9608 HONEY BELL CIRCLE

 BOYNTON BEACH FL, 33437

TELEPHONE:(561) 733~0296

FACSIMILE: (561) 470-0613

Board of Directors & Audit Committee

iBroadband, Inc.

14286 Gillis Road

Dallas, Texas 75244

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Cedar Valley Communications, Inc. as of December 31, 2005 and September 30, 2006 and the related statements of operations.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation.  We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedar Valley Communications, Inc. as of December 31, 2005 and September 30, 2006 and the results of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006 in conformity with accounting principles generally accepted in the United States.

/s/ Lawrence Scharfman & Co., CPA PC

Lawrence Scharfman & Co., CPA PC

Boynton Beach FL

January19, 2007

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Cedar Valley Communications, Inc.

Balance Sheets

Pre and Post Liquidation

	Pre-Liquidation as of December 31, 2005	Liquidating Basis as of December 31, 2005
Assets

Current Assets:
Cash	$ 193,371	$
Accounts Receivable	557,125
Inventory	69,612	69,612
Prepaid Expenses	15,626
Accrued Unbilled Revenue	37,702
Total Current Assets	873,437	69,612

Fixed Assets:
Property, Plant and Equipment	8,310,117	1,394,415
Land and Land Rights	19,213	19,213
Less: Accumulated Depreciation	(2,689,018)
Net Fixed Assets	5,640,313	1,413,629

Other Assets:
Due from Insiders	24,325
Deferred Tax Asset	861,771

Total Assets	$ 7,399,847	$ 1,483,241

Liabilities and Stockholders Equity

Liabilities:
Accounts Payable	166,839
Taxes Payable	(4,045)
Notes Payable	593,568
Secured Debt	458,833
Priority Debt	11,323
Unsecured Debt	1,153,098
Other	60,371
Total Liabilities	$ 2,439,986

Stockholders Equity:
Owner’s Equity	6,365,098	6,365,098
Liquidation Loss		(3,659,864)
Depreciation Adjustment*		183,241
Retained Earnings (Loss)	(1,405,237)	(1,405,234)
Total Stockholders Equity	$ 4,959,861	$ 1,483,241

Total Liabilities and Equity	$ 7,399,847	$ 1,483,241

The accompanying notes are an integral part of the financial statements.

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Cedar Valley Communications, Inc.

Statements of Operations

For Twelve Months Ended December 31, 2005

Twelve Months Ended December 31, 2005

Revenues	$ 3,328,004

Cost of Goods Sold
Materials	2,035,700

Gross Profit	1,292,304

Operating Expenses	997,332

Other Income and Expense
Non-Operating Income	114,404
Non-Operating Expense	(299,041)
Interest Expense	(10,717)
Depreciation Expense	(803,762)
US Trustee Fees	(13,750)
Total Other Income Expense	(1,012,866)

Net Loss	$ (717,895)

The accompanying notes are an integral part of the financial statements.

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Cedar Valley Communications, Inc.

Balance Sheets

Pre and Post Liquidation

	Pre-Liquidation as of September 30, 2006	Liquidating Basis as of September 30, 2006
Assets

Current Assets:
Cash	$ 117,594	$
Accounts Receivable	142,573
Inventory	69,612	69,612
Prepaid Expenses	17,784
Accrued Unbilled Revenue	37,702
Total Current Assets	385,266	69,612

Fixed Assets:
Property, Plant and Equipment	8,310,117	1,394,415
Land and Land Rights	19,213	19,213
Less: Accumulated Depreciation	(3,306,344)	(164,917)
Net Fixed Assets	5,022,987	1,248,712

Other Assets:
Due from Insiders	24,325
Deferred Tax Asset	861,771

Total Assets	$ 6,294,349	$ 1,318,324

Liabilities and Stockholders Equity

Liabilities:
Accounts Payable	123,755
Taxes Payable	8,442
Notes Payable	540,000
Secured Debt	458,833
Priority Debt	11,323
Unsecured Debt	1,007,972
Other	40,945
Total Liabilities	$ 2,191,270

Stockholders Equity:
Owner’s Equity	6,365,098	6,365,098
Liquidation Loss		(2,803,082)
Depreciation Adjustment*		18,324
Retained Earnings (Loss)	(2,262,019)	(2,262,016)
Total Stockholders Equity	$ 4,103,079	$ 1,318,324

Total Liabilities and Equity	$ 6,294,349	$ 1,318,324

The accompanying notes are an integral part of the financial statements.

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Cedar Valley Communications, Inc.

Statements of Operations

For Nine Months Ended September 30,2006

Nine Months Ended September 30, 2006

Revenues	$ 1,913,462

Cost of Goods Sold
Materials	1,074,176

Gross Profit	839,287

Operating Expenses	849,560

Other Income and Expense
Non-Operating Income	361,849
Non-Operating Expense
Interest Expense
Depreciation Expense	(617,326)
Prior Period Bad Debt Write Off	(407,404)
Professional Fees-Bankruptcy	(72,478)
US Trustee Fees	(111,149)
Total Other Income Expense	(846,509)

Net Loss	$ (856,782)

The accompanying notes are an integral part of the financial statements.

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iBroadband, Inc. and Cedar Valley Communications, Inc.

Pro Forma Condensed Combined Balance Sheets

As of September 30,2006

	iBroadband, Inc.	Cedar Valley Communications, Inc.	Equity Eliminations	Combined Pro Forma
Current Assets:
Cash and cash equivalents	$ 1,175	$	$	$ 1,175
Accounts Receivable - Net	6,517			6,517
Inventory, at cost	55,122	69,612		124,734
Prepaid Expenses	6,935			6,935

Total Current Assets	69,749	69,612	-	139,361

Fixed Assets:
Property, Plant and Equipment	1,992,093	1,449,388		3,441,481
Land and Land Rights		19,213		19,213
Less: Accumulated Depreciation	(1,970,134)	(219,889)		(2,190,023)
Total Fixed Assets	21,959	1,248,712	-	1,270,671

Other Assets:
Deposits	3,594			3,594

Total Other Assets	3,594			3,594

Total Assets	$ 95,302	$ 1,318,324	$ -	$1,413,626

Liabilities:
Accounts Payable	$585,467	$		$$585,467
Accrued expenses	1,179,757			1,179,757
Accrued liabilities-employees	6,856			6,856
Notes Payable	3,772,666			3,772,666
Deferred revenues	1,491			1,491

Total Current Liabilities	$ 5,546,237			$ 5,546,237

Stockholders’ Deficit:
Common Stock	19,939	6,365,098	(6,365,098)	19,939
Additional paid-in-capital	11,066,656		1,698,540	12,765,196
Investment in Subsidiary	(1,300,000)		1,300,000
Liquidation Loss		(3,366,558)	3,366,558	-
Retained deficit	(15,237,530)	(1,680,216)		(16,917,746)
Total Stockholders’ Deficit	(5,450,935)	1,318,324	-	(4,132,611)

Total Liabilities and stockholders’ deficit	$ 95,302	$ 1,318,324	$ -	$ 1,413,626

The accompanying notes are an integral part of the financial statements.

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iBroadband, Inc. and Cedar Valley Communications, Inc.

Pro Forma Condensed Combined Statements of Operations

For Twelve Months Ended September 30, 2006

	iBroadband, Inc.	Cedar Valley Communications, Inc.	Pro Forma Combined
Revenue:
Revenues	$ 622,846	$ 2,792,468	$ 3,415,314
Total Revenue	622,846	2,792,468	3,415,314

Cost of Revenues:
Cost of services	268,736	1,758,247	2,026,983
Gross Profit	354,110	1,034,221	1,388,331

Expenses:
Operating Expenses	1,085,041	1,129,655	2,214,696
Depreciation & amortization	20,802	219,889	240,691
Total expenses	1,105,843	1,349,544	2,455,387

Net loss before other income (expense)	(751,733)	(315,323)	(1,067,056)

Other Income (Expense):
Interest Expense	(236,127)	(5,359)	(241,486)
Non Operating Income		401,790	401,790
Prior Period Bad Debt Write Off		(407,404)	(407,404)
Bankruptcy Professional and Trustee Fees		(193,627)	(193,627)

Net Loss before income taxes	$ (987,860)	$ (519,923)	$ (1,507,783)

The accompanying notes are an integral part of the financial statements.

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NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION

On November 9, 2006 iBroadband, Inc. acquired Cedar Valley Communications, Inc. (CVC) by purchasing certain assets out of bankruptcy.

The pro forma condensed combined balance sheet as of September 30, 2006 is based on (1) the audited balance sheet of iBroadband, Inc. as reported in its 10-KSB for such fiscal period end and (2) the historical financial information provided by CVC management for the same period end, as adjusted to liquidating basis as if the acquisition had been consummated October 1, 2005.

The pro forma condensed combined statements of operations for the 12 months ended September 30, 2006 combines the audited results of iBroadband, Inc as reported in its 10-KSB for such fiscal period and the historical results of operations provided by CVC management for the similar period as if the acquisition had been consummated on Oct 1, 2005.

The pro forma combined financial information may not be indicative of the historical events that would have occurred had the companies been combined during this pro forma period or the future results that may be achieved.

2. PURCHASE PRICE AND ASSET ALLOCATION

The total consideration paid for the acquired assets was $1,300,000 and included $1,000,000 in cash plus $300,000 in iBroadband’s common stock.

The assets acquired include inventory, telecom network fixed assets, land and land rights allocated as follows:

Inventory	$69,612
Land and Land Rights	19,213
Telecom network assets	1,211,175

Total	$1,300,000

Telecom network assets were previously carried on CVC books at $8,290,904 and liquidated value was allocated based on original costs.

3. ASSET VALUE AND DEPRECIATION

Depreciation expense for the pro forma period was adjusted to reflect the liquidated value of depreciable assets. It is assumed that if the value of telecom network assets on November 9, 2006 equals the acquisition consideration, then the value at October 1, 2005 equals that consideration plus 13 months of depreciation or $1,449,388 (1,211,175 + (18,324 x 13)). Depreciation expense for the 12 months then equals $219,889 (18,324 x 12).

4. ACQUISITION FINANCING

The acquisition was funded from proceeds of iBroadband’s securities purchase agreement with a lender resulting in a total of $5,000,000 in promissory notes as described in the Company’s 10-KSB, Note 12 - Subsequent Events, for the fiscal year ended September 30, 2006. One million dollars from such proceeds was utilized in the acquisition of CVC along with $300,000 in iBroadband’s common stock. For purposes of the pro forma the $1,000,000 has been included in notes payable, $300 has been added to common stock, $299,700 has been added to paid in capital and $1,300,000 shown for investment in subsidiary to illustrate the balance sheet effect of the portion of the borrowings related to the CVC purchase.

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007

iBroadband, Inc.

(Registrant)

By: /s/ Matthew Hutchins

----------------------------------

Title:  President/CEO

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